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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2001


                             EXTREME NETWORKS, INC.

             (Exact name of registrant as specified in its charter)

                         ------------------------------


           Delaware                                    000-25711                             77-0430270
-------------------------------              ---------------------------        -------------------------------------
(State or other jurisdiction of                (Commission File Number)           (IRS Employer Identification No.)
         incorporation)

                        ------------------------------


                               3585 Monroe Street
                          Santa Clara, California 95051
               (Address of principal executive offices) (Zip Code)

                         ------------------------------

       Registrant's telephone number, including area code: (408) 579-2800




                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 5.  Other Matters.

         On November 29, 2001, Extreme Networks, Inc. ("Extreme") announced the offering of up to $175 million of convertible subordinated notes due 2006 in a private placement. Attached as an exhibit is a press release announcing the offering.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.     Description
-----------     -----------

   99.1 Press Release dated November 29, 2001 regarding pricing of convertible subordinated notes due 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EXTREME NETWORKS, INC.

Date:  November 30, 2001                        By: /s/ Harold L. Covert
                                                   ---------------------
                                                   Harold L. Covert
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

   99.1 Press Release dated November 29, 2001 regarding pricing of convertible subordinated notes due 2006.